UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2016

YADKIN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	000-52099	20-4495993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3600 Glenwood Avenue, Suite 300
Raleigh, North Carolina 27612
(Address of principal executive offices, including zip code)

(919) 659-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

Yadkin Financial Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 24, 2016. At the Annual Meeting, the Company received proxies totaling 83% of its issued and outstanding shares of common stock, representing 50,825,287 shares of common stock, as of the record date. The shareholders voted on the following proposals, which are described in more detail in the proxy statement filed by the Company with the SEC on April 7, 2016, and the results of the voting are presented below.

Proposal 1 - Election of Directors

The Company’s shareholders approved the proposal to elect 15 directors of the Company for one-year terms, expiring at the 2017 annual meeting of shareholders, based on the following final voting results:

Nominee	For	Against	Abstain	Broker Non-Votes
J. Adam Abram	35,105,330	341,007	125,455	6,892,024
Michael S. Albert	34,963,285	317,647	290,860	6,892,024
David S. Brody	35,135,715	321,775	114,302	6,892,024
Scott M. Custer	35,115,404	343,387	113,002	6,892,024
Harry M. Davis	34,994,127	337,182	240,483	6,892,024
Barry Z. Dodson	35,061,626	270,639	239,527	6,892,024
Thomas J. Hall	34,925,785	403,497	242,510	6,892,024
Thierry Ho	35,087,854	364,355	119,583	6,892,024
Steven J. Lerner	35,070,527	376,144	125,121	6,892,024
Michael S. Patterson	35,004,435	281,075	286,282	6,892,024
Mary E. Rittling	35,014,647	278,092	279,053	6,892,024
Harry C. Spell	34,923,997	419,798	227,997	6,892,024
Joseph H. Towell	34,889,244	465,725	216,824	6,892,024
Richard A. Urquhart, III	34,996,965	283,721	291,106	6,892,024
Nicolas D. Zerbib	35,081,717	116,560	116,560	6,892,024

Proposal 2 - Approval of Non-Binding Shareholder Resolution Regarding Executive Compensation

The Company’s shareholders approved the proposal to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in the proxy statement and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and filed with the SEC on March 11, 2016, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
34,229,610	1,123,324	218,859	6,892,024

Proposal 3 - Ratification of Appointment of Independent Public Accountants

The Company’s shareholders approved the proposal to ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for 2016, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
42,014,795	374,350	74,672	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2016	YADKIN FINANCIAL CORPORATION

	By:	/s/ Terry S. Earley
Terry S. Earley
Executive Vice President and Chief Financial Officer